UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2000


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)



Republic of Panama               1-9610                      59-1562976
----------------------------     -----------------------     -------------------
(State or other jurisdiction     (Commission File Number     (I.R.S. Employer
 of incorporation)               File Number)                Identification No.)



3655 N.W. 87th Avenue, Miami, Florida                33178-2428
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(Address of principal executive offices)             (zip code)



Registrant's telephone number, including area code:  (305) 599-2600

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             A statement of summary data of the registrant is attached as
Exhibit 99.1 to this report.



Item 9.      Regulation FD Disclosure.

             The statement of summary data attached as Exhibit 99.1 to this report is provided as a supplement to the press release of the registrant, dated December 21, 2000, and is incorporated by reference.

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                                   Signatures


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2000


                                       CARNIVAL CORPORATION



                                       By:      /s/ Gerald R. Cahill
                                           -------------------------------------
                                           Name:  Gerald R. Cahill
                                           Title: Senior Vice President-Finance
                                                    and Chief Financial and
                                                    Accounting Officer

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                                  Exhibit List


      Exhibit           Description
      -------           -----------

      99.1              Statement of summary data of the registrant.